UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23340

Name of Fund: Managed Account Series II

BlackRock U.S. Mortgage Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:    John M. Perlowski, Chief Executive Officer, Managed Account

                Series II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Annual Report

Managed Account Series II

•	BlackRock U.S. Mortgage Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2020	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2020, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index.

What factors influenced performance?

The largest detractor from the Fund’s performance relative to the benchmark during the period was the allocation to securitized assets such as commercial mortgage backed securities (“CMBS”) and non-agency residential mortgage backed securities (“MBS”).

The largest contributors to the Fund’s performance relative to the benchmark during the period were agency MBS relative value trades. In particular, trading the spread between the yields on agency MBS and U.S. Treasuries during the first quarter of 2020 proved to be beneficial.

Describe recent portfolio activity.

During the reporting period, the Fund reduced exposure to agency MBS passthroughs, while increasing exposure to CMBS and non-agency MBS. Within CMBS, the Fund increased allocations to AAA conduit and high-quality single asset, single borrower (“SASB”) transactions, as well as to floating rate agency issues. Additionally, the Fund’s allocation to non-agency MBS was increased.

The Fund held a small percentage of assets in derivatives as a means to manage risk against allocations in MBS and securitized assets. The Fund’s use of derivatives had a negative impact on the Fund’s performance.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period modestly underweight to duration and corresponding interest rate sensitivity. The Fund’s main sector allocations included agency MBS, CMBS and non-agency MBS. The Fund closed the period with a constructive stance on agency MBS relative to the benchmark, with long positions focused in conventional higher coupons as well as lower current production coupons given attractive valuations and the tailwind provided by ongoing Fed purchases. Elsewhere in agency MBS relative value strategies, the Fund held an up-in-coupon bias, avoiding coupons where Fed purchases have been minimal. Within CMBS, the Fund favored AAA-rated SASB, conduit CMBS and floating rate agency exposures. Within non-agency MBS, the Fund’s primary exposure was to Alternative A-paper and subprime paper.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock U.S. Mortgage Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)

U.S. Government Sponsored Agency Securities	74%

Non-Agency Mortgage-Backed Securities	18

Asset-Backed Securities	8

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)

AAA/Aaa (c)	82%

AA/Aa	1

A	—	(d)

BBB/Baa	—	(d)

BB/Ba	1

B	—	(d)

CCC/Caa	3

CC/Ca	4

C	1

D	—	(d)

NR	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	5

Fund Summary as of April 30, 2020 (continued)	BlackRock U.S. Mortgage Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

(b)

The Fund invests primarily in mortgage-related securities. Under normal circumstances, the Fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Mortgage Portfolio (the “Predecessor Fund”), a series of Managed Account Series, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended April 30, 2020

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.26%	3.03%	(0.24)%	3.61%	N/A	2.47%	N/A	4.14%	N/A

Investor A	2.90	2.61	(0.37)	3.35	(0.78)%	2.20	1.37%	3.84	3.41%

Investor C	2.30	1.99	(0.74)	2.58	1.58	1.44	1.44	3.07	3.07
Bloomberg Barclays U.S. Mortgage- Backed Securities Index	—	—	3.84	7.77	N/A	3.06	N/A	3.29	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Mortgage Portfolio (the “Predecessor Fund”), a series of Managed Account Series, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemptions of Fund Shares.

Performance results may include adjustments for financial reporting purpose in accordance with U.S. generally accepted accounting principles.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of December 6, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Investor C Shares performance shown prior to the Investor C Shares inception date of December 6, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor C Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

THE BENEFITS AND RISKS OF LEVERAGING / ABOUT FUND PERFORMANCE	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2019 and held through April 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (b)	Ending Account Value (04/30/20)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$997.60	$2.68	$2.24	$ 1,000.00	$1,022.18	$2.72	$1,022.63	$2.26

Investor A	1,000.00	996.30	3.92	3.47	1,000.00	1,020.93	3.97	1,021.38	3.52

Investor C	1,000.00	992.60	7.63	7.18	1,000.00	1,017.21	7.72	1,017.65	7.27

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.54% for Institutional, 0.79% for Investor A and 1.54% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Investor A and 1.45% for Investor C), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 10.5%
Ajax Mortgage Loan Trust(a):
Series 2019-B, Class A, 3.75%, 01/25/59(b)	USD	2,353	$2,369,702
Series 2020-A, Class A, 2.37%, 12/25/59(c)(d)		2,431	2,418,064
Series 2020-A, Class B, 3.50%, 12/25/59(c)(d)		233	231,436
Series 2020-A, Class C, 0.00%, 12/25/59(d)		630	372,771
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2006-HE8, Class 1A3, (LIBOR USD 1 Month + 0.26%), 0.75%, 10/25/36		1,200	967,308
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 0.63%, 03/25/37		759	706,170
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 1.86%, 03/15/28(a)(e)		1,727	1,686,318
Carmax Auto Owner Trust, Series 2016-3, Class A4, 1.60%, 01/18/22		596	596,412
Carrington Mortgage Loan Trust, Series 2007- FRE1, Class M1, (LIBOR USD 1 Month + 0.50%), 0.99%, 02/25/37(e)		1,617	851,376
Countrywide Asset-Backed Certificates(e):
Series 2002-BC3, Class M2, (LIBOR USD 1 Month + 1.73%), 2.21%, 05/25/32		2,060	1,876,924
Series 2006-22, Class M1, (LIBOR USD 1 Month + 0.23%), 0.72%, 05/25/47		1,851	839,876
Series 2007-BC3, Class 1A, (LIBOR USD 1 Month + 0.18%), 0.67%, 11/25/47		1,141	895,593
Credit-Based Asset Servicing & Securitization LLC, Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 0.83%, 07/25/37(a)(e)		2,188	1,493,398
CWABS Asset-Backed Certificates Trust, Series 2006-18, Class M1, (LIBOR USD 1 Month + 0.30%), 0.79%, 03/25/37(e)		1,496	850,917
CWABS, Inc. Asset-Backed Certificates Trust(e):
Series 2004-6, Class 2A4, (LIBOR USD 1 Month + 0.90%), 1.39%, 11/25/34		16	14,579
Series 2004-6, Class 2A5, (LIBOR USD 1 Month + 0.78%), 1.27%, 11/25/34		605	539,003
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 2.89%, 08/15/30(a)(e)		1,000	969,194
Finance of America HECM Buyout, Series 2020-HB1, Class M4, 4.05%, 02/25/30(a)(b)(d)		1,500	1,500,000
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(d)		297	296,325
LMREC, Inc., Series 2016-CRE2, Class A, (LIBOR USD 1 Month + 1.70%), 2.63%, 11/24/31(a)(e)		42	41,476
Long Beach Mortgage Loan Trust(e):
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 0.65%, 08/25/36		2,031	955,938
Series 2006-10, Class 2A2, (LIBOR USD 1 Month + 0.11%), 0.60%, 11/25/36		10	3,918
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-1, Class A3, (LIBOR USD 1 Month + 0.15%), 0.64%, 07/25/36(e)		508	242,550
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(a)		93	90,003
Option One Mortgage Loan Trust, Series 2007- FXD1, Class 2A1, 5.87%, 01/25/37(c)		1,486	1,360,947
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34(a)		418	421,602
RASC Series Trust, Series 2006-EMX9, Class 1A4, (LIBOR USD 1 Month + 0.24%), 0.73%, 11/25/36(e)		1,230	766,711

Security		Par (000)	Value

Asset-Backed Securities (continued)
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-MN1A, Class A1, (LIBOR USD 1 Month + 0.23%), 0.72%, 01/25/37(a)(e)	USD	1,553	$976,360
Towd Point Mortgage Trust, Series 2019-SJ2, Class A2, 4.25%, 11/25/58(a)(b)		2,000	2,010,728

Total Asset-Backed Securities — 10.5% (Cost: $28,262,168)			26,345,599

Non-Agency Mortgage-Backed Securities — 24.2%

Collateralized Mortgage Obligations — 7.8%
Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 07/25/19		1	817
Series 2006-45T1, Class 2A7, 0.83%, 02/25/37(b)		2,032	1,046,831
Series 2006-OC11, Class 2A2A, 0.66%, 01/25/37(b)		92	89,694
Banc of America Mortgage Trust, Series 2005-I, Class 2A5, 3.99%, 10/25/35(b)		162	149,146
BCAP LLC Trust, Series 2012-RR3, Class 3A8, 3.61%, 07/26/37(a)(b)		2,200	1,851,591
Bear Stearns ALT-A Trust, Series 2007-1, Class 1A1, 0.81%, 01/25/47(b)		1,054	837,822
ChaseFlex Trust, Series 2007-1, Class 2A7, 6.00%, 02/25/37		2,261	1,386,381
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A6, 5.50%, 09/25/35		68	64,299
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A6, 6.00%, 05/25/37		982	888,903
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		7	6,221
GSR Mortgage Loan Trust, Series 2006-9F, Class 3A1, 6.25%, 10/25/36		994	951,700
IndyMac INDX Mortgage Loan Trust, Series 2006-AR15, Class A1, 0.61%, 07/25/36(b).		1,032	848,263
RALI Trust, Series 2007-QS1, Class 1A5, 1.04%, 01/25/37(b)		1,775	1,257,126
Residential Asset Securitization Trust(b):
Series 2006-A7CB, Class 2A2, 1.04%, 07/25/36		2,741	239,460
Series 2006-A7CB, Class 2A6, 50.10%, 07/25/36		481	1,547,274
RMF Buyout Issuance Trust, Series 2020-1, Class M4, 4.19%, 02/25/30(a)(b)(d)		1,600	1,406,368
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57		412	438,203
Series 2018-3, Class MA, 3.50%, 08/25/57		563	599,606
Series 2018-4, Class MA, 3.50%, 03/25/58		1,002	1,069,295
Series 2019-2, Class MA, 3.50%, 08/25/58		344	368,558
TVC Mortgage Trust, Series 2020-RTL1, Class A1, 3.47%, 09/25/24(a)		1,500	1,216,430
WaMu Mortgage Pass-Through Trust, Series 2007-OA5, Class 2A, 2.24%, 06/25/47(b)		3,130	2,463,773
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-2, Class 2CB, 6.50%, 03/25/36		854	640,270

			19,368,031

Commercial Mortgage-Backed Securities — 15.0%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)		370	397,081
225 Liberty Street Trust, Series 2016-225L, Class E, 4.80%, 02/10/36(a)(b)		635	564,507

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
280 Park Avenue Mortgage Trust, Series 2017- 280P, Class E, 2.93%, 09/15/34(a)(b)	USD	560	$516,511
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 3.86%, 12/15/36(a)(b)		205	146,748
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 1.66%, 01/15/33(a)(b)		19	17,465
BANK, Series 2020-BN26, Class A4, 2.40%, 03/15/63		575	579,986
Benchmark Mortgage Trust:
Series 2019-B15, Class A5, 2.93%, 12/15/72		885	938,840
Series 2020-B16, Class C, 3.66%, 02/15/53(b)		159	112,389
Series 2020-B16, Class D, 2.50%, 02/15/53(a)		206	98,811
BX Commercial Mortgage Trust(a)(b):
Series 2019-XL, Class D, 2.26%, 10/15/36		1,338	1,286,367
Series 2020-BXLP, Class A, 1.61%, 12/15/36		615	591,071
Series 2020-BXLP, Class F, 2.81%, 12/15/36		555	519,273
BX Trust(a):
Series 2019-OC11, Class A, 3.20%, 12/09/41		1,410	1,403,758
Series 2019-OC11, Class E, 4.08%, 12/09/41(b)		698	579,104
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.36%, 04/10/29(a)		950	933,436
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,923	1,969,237
CFK Trust, Series 2020-MF2, Class B, 2.79%, 03/15/39(a)		336	324,550
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class AS, 4.41%, 06/10/51(b)		500	535,420
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.87%, 11/10/31(a)(b)		400	391,488
Commercial Mortgage Trust:
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		345	365,078
Series 2015-CR25, Class A3, 3.51%, 08/10/48		631	662,509
Series 2015-CR25, Class C, 4.69%, 08/10/48(b)		50	43,250
Series 2015-CR26, Class ASB, 3.37%, 10/10/48		400	414,924
Series 2017-PANW, Class A, 3.24%, 10/10/29(a)		1,580	1,575,127
CSAIL Commercial Mortgage Trust:
Series 2018-C14, Class A4, 4.42%, 11/15/51(b)		600	683,219
Series 2019-C16, Class C, 4.24%, 06/15/52(b)		630	480,236
Series 2019-C17, Class C, 3.93%, 09/15/52		392	289,092
Series 2020-C19, Class B, 3.48%, 03/15/53		355	314,286
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28(a)(b)		215	213,218
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class A, 5.37%, 05/03/32(a)		335	360,832
GS Mortgage Securities Corp. Trust, Series 2019-SOHO, Class A, 1.71%, 06/15/36(a)(b)		715	682,392
GS Mortgage Securities Trust, Series 2015- GC32, Class D, 3.35%, 07/10/48		54	27,499
Hudson Yards Mortgage Trust, Series 2019- 30HY, Class D, 3.56%, 07/10/39(a)(b)		208	199,400
IMT Trust, Series 2017-APTS, Class BFX, 3.61%, 06/15/34(a)(b)		1,250	1,187,280

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class A4, 3.06%, 11/13/52	USD	815	$862,660
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-FL10, Class E, 4.71%, 06/15/32(a)(b)		275	252,989
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16, Class A4, 4.17%, 12/15/46		391	414,879
Series 2016-NINE, Class A, 2.95%, 09/06/38(a)(b)		640	652,332
Series 2018-AON, Class A, 4.13%, 07/05/31(a)		610	631,410
Series 2020-MKST, Class E, 3.06%, 12/15/36(a)(b)		690	623,927
LCCM Mortgage Trust, Series 2014-909, Class A, 3.39%, 05/15/31(a)		620	621,451
MFT Trust(a)(b):
Series 2020-ABC, Class C, 3.48%, 02/06/30		292	281,984
Series 2020-ABC, Class D, 3.48%, 02/06/30		170	134,767
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48		1,103	1,155,183
Morgan Stanley Capital I Trust:
Series 2014-150E, Class A, 3.91%, 09/09/32(a)		595	638,116
Series 2017-CLS, Class E, 2.76%, 11/15/34(a)(b)		675	636,312
Series 2017-HR2, Class D, 2.73%, 12/15/50		555	312,633
Series 2018-H4, Class A4, 4.31%, 12/15/51		600	684,535
Series 2018-SUN, Class A, 1.71%, 07/15/35(a)(b)		595	545,761
Series 2020-L4, Class A3, 2.70%, 02/15/53		265	272,465
Series 2020-L4, Class D, 2.50%, 02/15/53(a)		506	269,451
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 1.65%, 06/15/35(a)(b)		177	166,101
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(a)		1,072	1,063,793
USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(a)(b)		685	542,366
Velocity Commercial Capital Loan Trust(a)(b):
Series 2019-3, Class M4, 3.68%, 10/25/49		2,068	1,683,490
Series 2020-1, Class M4, 3.54%, 02/25/50		994	832,485
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class A4, 3.70%, 11/15/48		670	714,462
Series 2015-NXS4, Class B, 4.22%, 12/15/48(b)		650	557,558
Series 2016-NXS5, Class B, 5.10%, 01/15/59(b)		625	570,098
Series 2016-NXS5, Class C, 5.14%, 01/15/59(b)		238	198,752
Series 2018-1745, Class A, 3.87%, 06/15/36(a)(b)		610	642,519
Series 2018-BXI, Class E, 2.97%, 12/15/36(a)(b)		93	86,012
Series 2019-C52, Class C, 3.56%, 08/15/52		520	371,718
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A4, 3.41%, 08/15/47		675	705,010
Series 2014-C22, Class C, 3.91%, 09/15/57(b)		63	53,958

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2014-LC14, Class A4, 3.77%, 03/15/47	USD	900	$934,438

			37,517,999

Interest Only Collateralized Mortgage Obligations — 0.7%(b)
Alternative Loan Trust, Series 2006-45T1,
Class 2A8, 6.11%, 02/25/37		1,016	256,783
GSR Mortgage Loan Trust, Series 2007-3F,
Class 4A2, 6.21%, 05/25/37		5,425	1,514,347

			1,771,130

Interest Only Commercial Mortgage-Backed Securities — 0.7%(b)
BANK, Series 2017-BNK9, Class XA, 0.95%, 11/15/54		4,308	191,293
Benchmark Mortgage Trust, Series 2020-B17, Class XB, 0.65%, 03/15/53		15,395	591,598
CSAIL Commercial Mortgage Trust:
Series 2018-C14, Class XA, 0.73%, 11/15/51		1,296	47,189
Series 2019-C16, Class XA, 1.73%, 06/15/52		3,975	421,524
UBS Commercial Mortgage Trust, Series 2019- C17, Class XA, 1.64%, 10/15/52		3,314	329,097
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class XA, 1.37%, 11/15/50		3,845	257,683

			1,838,384

Total Non-Agency Mortgage-Backed Securities — 24.2%
(Cost: $64,898,113)			60,495,544

U.S. Government Sponsored Agency Securities — 97.7%

Collateralized Mortgage Obligations — 4.3%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4.00%, 09/15/54		311	374,369
Federal Home Loan Mortgage Corp. Variable Rate Notes(e):
Series 2411, Class FJ, (LIBOR USD 1 Month + 0.35%), 1.16%, 12/15/29		4	4,005
Series 4901, Class BF, (LIBOR USD 1 Month + 0.40%), 1.21%, 07/25/49		902	895,001
Federal National Mortgage Association:
Series 2010-134, Class KZ, 4.50%, 12/25/40		697	782,960
Series 2010-141, Class LZ, 4.50%, 12/25/40		640	724,959
Series 2011-8, Class ZA, 4.00%, 02/25/41		1,013	1,100,231
Series 2011-131, Class LZ, 4.50%, 12/25/41		423	472,069
Series 2012-107, Class QZ, 3.50%, 10/25/42		391	422,482
Series 2018-21, Class CA, 3.50%, 04/25/45		898	928,253
Federal National Mortgage Association Variable Rate Notes, Series 2019-39, Class LF, (LIBOR USD 1 Month + 0.45%), 0.94%, 08/25/49(e)		1,003	1,000,375
Government National Mortgage Association:
Series 2009-122, Class PY, 6.00%, 12/20/39		94	109,026
Series 2016-123, Class LM, 3.00%, 09/20/46		200	226,023
Series 2019-5, Class P, 3.50%, 07/20/48		746	791,561
Series 2019-29, Class HY, 3.50%, 03/20/49		100	112,420
Government National Mortgage Association Variable Rate Notes:
Series 2014-107, Class WX, 6.81%, 07/20/39(b)		378	440,224
Series 2019-21, Class FL, (LIBOR USD 1 Month + 0.45%), 1.17%, 02/20/49(e)		1,172	1,169,696

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2019-89, Class FH, (LIBOR USD 1 Month + 0.40%), 1.12%, 07/20/49(e)	USD	1,185	$1,181,631

			10,735,285

Commercial Mortgage-Backed Securities — 7.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates:
Series K087, Class A2, 3.77%, 12/25/28		1,132	1,339,033
Series K091, Class A2, 3.51%, 03/25/29		913	1,063,627
Federal Home Loan Mortgage Corp. Variable Rate Notes(b):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		887	945,284
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		725	770,108
Series 2020-K737, Class B, 3.30%, 01/25/53(a)		333	324,876
Series K081, Class A2, 3.90%, 08/25/28		2,750	3,253,463
Series K082, Class A2, 3.92%, 09/25/28		2,750	3,266,772
Series K084, Class A2, 3.78%, 10/25/28		1,225	1,436,540
Series W5FX, Class AFX, 3.34%, 04/25/28		559	615,613
Federal National Mortgage Association ACES, Series 2020-M1, Class A2, 2.44%, 09/25/29		1,415	1,512,138
Federal National Mortgage Association ACES Variable Rate Notes(b):
Series 2018-M4, Class A2, 3.15%, 03/25/28		575	647,423
Series 2018-M14, Class A2, 3.70%, 08/25/28		1,320	1,531,427
Series 2019-M1, Class A2, 3.67%, 09/25/28		437	504,709
Government National Mortgage Association:
Series 2019-7, Class V, 3.00%, 05/16/35		90	99,278
Series 2019-53, Class V, 2.75%, 08/16/31		233	250,732

			17,561,023

Interest Only Collateralized Mortgage Obligations — 2.7%
Federal Home Loan Mortgage Corp.:
Series 4062, Class GI, 4.00%, 02/15/41		279	24,912
Series 4533, Class JI, 5.00%, 12/15/45		277	51,370
Federal Home Loan Mortgage Corp. Variable Rate Notes(e):
Series 4119, Class SC, (LIBOR USD 1 Month + 6.15%), 5.34%, 10/15/42		1,638	304,802
Series 4901, Class CS, (LIBOR USD 1 Month + 6.10%), 5.29%, 07/25/49		1,161	230,062
Series 4941, Class SH, (LIBOR USD 1 Month + 5.95%), 5.14%, 12/25/49		992	189,013
Federal National Mortgage Association:
Series 2013-10, Class PI, 3.00%, 02/25/43		996	87,898
Series 2014-68, Class YI, 4.50%, 11/25/44		476	73,563
Series 2015-74, Class IA, 6.00%, 10/25/45		1,864	369,984
Series 2015-77, 6.00%, 10/25/45		2,206	440,182
Series 2017-68, Class IE, 4.50%, 09/25/47		1,655	250,873
Series 2018-63, 3.00%, 09/25/48		2,309	212,981
Federal National Mortgage Association Variable Rate Notes(e):
Series 2016-60, Class SD, (LIBOR USD 1 Month + 6.10%), 5.61%, 09/25/46		1,934	394,427
Series 2016-78, Class CS, (LIBOR USD 1 Month + 6.10%), 5.61%, 05/25/39		2,475	492,817
Series 2017-70, Class SA, (LIBOR USD 1 Month + 6.15%), 5.66%, 09/25/47		1,277	280,849
Series 2019-5, Class SA, (LIBOR USD 1 Month + 6.10%), 5.61%, 03/25/49		1,623	331,703
Series 2019-25, Class SA, (LIBOR USD 1 Month + 6.05%), 5.56%, 06/25/49		5,955	1,237,830

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2019-35, Class SA, (LIBOR USD 1 Month + 6.10%), 5.61%, 07/25/49	USD	851	$166,423
Government National Mortgage Association:
Series 2014-113, Class NI, 5.00%, 07/20/44		607	113,802
Series 2017-139, Class IB, 4.50%, 09/20/47		1,304	195,291
Series 2017-144, Class DI, 4.50%, 09/20/47		925	129,720
Series 2018-89, Class CI, 5.00%, 12/20/47		1,282	225,963
Series 2019-133, Class EI, 4.50%, 04/20/49		1,356	128,102
Government National Mortgage Association Variable Rate Notes(e):
Series 2010-108, Class SG, (LIBOR USD 1 Month + 6.10%), 5.38%, 09/20/39		133	8,619
Series 2015-64, Class SG, (LIBOR USD 1 Month + 5.60%), 4.88%, 05/20/45		3,056	503,180
Series 2017-101, Class SL, (LIBOR USD 1 Month + 6.20%), 5.48%, 07/20/47		983	198,866
Series 2018-154, Class SW, (LIBOR USD 1 Month + 6.20%), 5.48%, 11/20/48		479	58,702

			6,701,934

Interest Only Commercial Mortgage-Backed Securities — 2.2%
Federal Home Loan Mortgage Corp., Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)		65,180	79,115
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series K722, Class X1, (LIBOR USD 1 Month + 0.00%), 1.44%, 03/25/23(e)		3,725	109,297
Government National Mortgage Association Variable Rate Notes(b):
Series 2013-63, 0.79%, 09/16/51		18,940	801,561
Series 2016-45, 0.98%, 02/16/58		6,766	412,839
Series 2016-67, 1.07%, 07/16/57		3,926	249,016
Series 2016-151, 1.07%, 06/16/58		20,592	1,410,739
Series 2017-53, 0.69%, 11/16/56		7,719	372,574
Series 2017-64, 0.70%, 11/16/57		13,181	729,498
Series 2017-127, 0.73%, 02/16/59		11,237	663,083
Series 2017-171, 0.69%, 09/16/59		6,683	377,526
Series 2020-43, 1.37%, 11/16/61		3,904	360,217

			5,565,465

Mortgage-Backed Securities — 81.4%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		1,312	1,382,164
3.00%, 09/01/27 - 03/01/47		4,956	5,289,737
3.50%, 12/01/40 - 01/01/48		6,013	6,548,097
4.00%, 08/01/40 - 01/01/47		1,830	2,021,486
4.50%, 07/01/26 - 09/01/48		1,356	1,495,198
5.00%, 05/01/35 - 02/01/42		1,377	1,566,752
5.50%, 02/01/35 - 06/01/41		695	794,236
6.00%, 08/01/28 - 11/01/39		26	29,638
Federal National Mortgage Association:
3.00%, 02/01/44		668	715,077
3.50%, 11/01/46		821	882,161
4.00%, 01/01/41		90	98,526
6.00%, 07/01/39		510	577,979
Federal National Mortgage Association Variable Rate Notes(b):
3.13%, 09/01/27		441	490,739
3.16%, 03/01/27		673	745,580
Government National Mortgage Association:
2.50%, 05/15/50 - 06/15/50(f)		2,010	2,119,518
3.00%, 02/15/45 - 12/20/46		2,701	2,884,734
3.00%, 05/15/50(f)		10,443	11,116,747
3.50%, 01/15/42 - 10/20/46		5,078	5,473,906
3.50%, 05/20/46(g)		1,805	1,941,972

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 05/15/50 - 06/15/50(f)	USD	7,831	$8,306,182
4.00%, 04/20/39 - 01/15/48		2,727	2,982,321
4.00%, 05/15/50 - 06/15/50(f)		9,891	10,521,865
4.50%, 09/20/39 - 12/20/49		3,620	3,959,332
4.50%, 03/15/40(h)		1,044	1,150,406
4.50%, 05/15/50(f)		34	36,375
5.00%, 12/15/34 - 07/20/44		1,078	1,209,291
5.00%, 10/20/39(g)		1,295	1,451,141
5.50%, 07/15/38 - 12/20/41		748	845,723
6.50%, 10/15/38 - 02/20/41		289	336,047
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		1,079	1,113,862
2.00%, 05/25/35(f)		400	412,469
2.50%, 04/01/30 - 08/01/32		3,911	4,114,514
2.50%, 05/25/35 - 05/25/50(f)		27,943	29,116,752
3.00%, 04/01/28 - 03/01/47		16,138	17,239,111
3.00%, 05/25/35 - 05/25/50(f)		6,264	6,611,337
3.50%, 11/01/27 - 01/01/48		17,469	18,969,370
3.50%, 05/25/50(f)		1,177	1,243,732
4.00%, 08/01/31 - 08/01/48		12,097	13,319,596
4.00%, 05/25/50 - 06/25/50(f)		8,297	8,840,277
4.50%, 07/01/24 - 07/01/48		4,647	5,161,341
4.50%, 05/25/50 - 06/25/50(f)		14,037	15,133,282
5.00%, 01/01/23 - 06/01/39		2,198	2,488,015
5.50%, 06/01/24 - 03/01/40		973	1,109,365
5.50%, 05/25/50(f)		291	319,236
6.00%, 12/01/32 - 09/01/40		695	801,118
6.50%, 09/01/36 - 05/01/40		195	227,631

			203,193,938

Total U.S. Government Sponsored Agency Securities — 97.7%
(Cost: $238,499,299)			243,757,645

Total Long-Term Investments — 132.4% (Cost: $331,659,580)			330,598,788

		Shares

Short-Term Securities — 5.7%

Money Market Funds — 1.1%(i)
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.11%		2,730,663	2,730,663
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.11%		39,389	39,389

Total Money Market Funds — 1.1% (Cost: $2,770,052)			2,770,052

		Par (000)

U.S. Treasury Obligations — 4.6%

U.S. Treasury Bills(j):
0.07%, 06/11/20		806	805,912

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
0.11%, 06/23/20	USD 10,619	$10,617,632

Total U.S. Treasury Obligations — 4.6% (Cost: $11,423,239)		11,423,544

Total Short-Term Securities — 5.7% (Cost: $14,193,291)		14,193,596

Total Options Purchased — 0.0% (Cost: $76,253)		581

Total Investments Before Options Written and TBA Sale Commitments — 138.1% (Cost: $345,929,124)		344,792,965

Total Options Written — (0.4)% (Premium Received — $184,126)		(1,133,426)

TBA Sale Commitments — (13.8)%(f)

Mortgage-Backed Securities — (13.8)%
Government National Mortgage Association:
2.50%, 05/15/50	880	(929,088)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 05/15/50	USD 1,951	$(2,069,584)
4.00%, 05/15/50	948	(1,008,508)
4.50%, 05/15/50	824	(881,551)
5.00%, 05/15/50	871	(938,914)
Uniform Mortgage-Backed Securities:
2.00%, 05/25/35	400	(412,469)
2.50%, 05/25/35 - 05/25/50	6,634	(6,933,740)
3.00%, 05/25/35 - 05/25/50	4,176	(4,406,489)
3.50%, 05/25/35 - 05/25/50	11,738	(12,401,900)
4.00%, 05/25/35 - 05/25/50	3,389	(3,607,244)
4.50%, 05/25/50	437	(471,141)
5.00%, 05/25/50	367	(398,884)

Total TBA Sale Commitments — (13.8)% (Proceeds: $34,392,491)		(34,459,512)

Total Investments Net of Options Written and TBA Sale Commitments — 123.9% (Cost: $311,352,507)		309,200,027

Liabilities in Excess of Other Assets — (23.9)%		(59,591,903)

Net Assets — 100.0%		$249,608,124

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(f)	Represents or includes a TBA transaction.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(i)	Annualized 7-day yield as of period end.
(j)	Rates are discount rates or a range of discount rates as of period end.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements

Credit Suisse AG NY Branch	0.34%	04/20/20	05/20/20	$1,869,966	$1,870,142	U.S. Government Sponsored Agency Securities	Up to 30 days
Credit Suisse AG NY Branch	0.34	04/20/20	05/20/20	800,827	800,903	U.S. Government Sponsored Agency Securities	Up to 30 days

				$2,670,793	$2,671,045

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Long Bond	15	06/19/20	$2,715	$31,897
U.S. Treasury Ultra Bond	3	06/19/20	674	69,989
U.S. Treasury 2 Year Note	271	06/30/20	59,736	41,540

				143,426

Short Contracts
90-day Eurodollar	11	06/15/20	2,741	(22,885)
U.S. Treasury 10 Year Note	398	06/19/20	55,347	(222,141)
U.S. Treasury 10 Year Ultra Note	7	06/19/20	1,099	(14,158)
U.S. Treasury 5 Year Note	40	06/30/20	5,019	(4,676)
90-day Eurodollar	10	09/14/20	2,493	(15,639)
90-day Eurodollar	9	12/14/20	2,243	(15,112)
90-day Eurodollar	9	03/15/21	2,244	(11,187)
90-day Eurodollar	5	06/14/21	1,247	(12,410)
90-day Eurodollar	4	09/13/21	997	(5,055)
90-day Eurodollar	10	12/13/21	2,493	(10,214)
90-day Eurodollar	4	03/14/22	997	(1,355)
90-day Eurodollar	5	12/19/22	1,245	(6,382)

				(341,214)

				$(197,788)

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put
10-Year Interest Rate Swap(a)	2.11%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	2.11%	USD	8,700	$581

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 10 Year Note	19	05/22/20	USD	133.50	USD	1,900	$(105,984)
U.S. Treasury 10 Year Note	31	05/22/20	USD	136.50	USD	3,100	(81,375)
U.S. Treasury 10 Year Note	55	05/22/20	USD	132.50	USD	5,500	(361,797)

							$(549,156)

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.89%	Semi-Annual	Citibank NA	05/01/20	1.89%	USD	18,000	$(571,714)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.35%	Semi-Annual	Deutsche Bank AG	09/30/20	0.35	USD	1,900	(10,810)

										(582,524)

Put
2-Year Interest Rate Swap(a)	0.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/25/20	0.60	USD	16,600	(1,746)

										$(584,270)

(a)	Forward settling swaption.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
3 month LIBOR	Quarterly	3.01%	Semi-Annual	09/30/20	USD	5,500	$59,282	$—	$59,282
3 month LIBOR	Quarterly	2.38%	Semi-Annual	05/03/21	USD	6,120	169,866	—	169,866
1.65%	Semi-Annual	3 month LIBOR	Quarterly	08/15/21	USD	900	(14,932)	—	(14,932)
1.68%	Semi-Annual	3 month LIBOR	Quarterly	06/24/22	USD	5,000	(166,064)	—	(166,064)
1.72%	Semi-Annual	3 month LIBOR	Quarterly	06/26/22	USD	1,300	(44,395)	—	(44,395)
1.84%	Semi-Annual	3 month LIBOR	Quarterly	07/18/22	USD	1,900	(71,405)	—	(71,405)
3 month LIBOR	Quarterly	1.62%	Semi-Annual	07/21/22	USD	6,200	199,781	—	199,781
3 month LIBOR	Quarterly	1.63%	Semi-Annual	07/21/22	USD	3,500	113,829	—	113,829
1.81%	Semi-Annual	3 month LIBOR	Quarterly	07/25/22	USD	1,400	(52,131)	—	(52,131)
1.78%	Semi-Annual	3 month LIBOR	Quarterly	07/26/22	USD	3,000	(109,925)	—	(109,925)
3 month LIBOR	Quarterly	1.60%	Semi-Annual	08/04/22	USD	5,900	169,559	—	169,559
1.53%	Semi-Annual	3 month LIBOR	Quarterly	08/08/22	USD	4,000	(108,125)	—	(108,125)
3 month LIBOR	Quarterly	1.42%	Semi-Annual	09/10/22	USD	1,700	45,526	—	45,526
2.85%	Semi-Annual	3 month LIBOR	Quarterly	12/21/28	USD	1,000	(202,027)	—	(202,027)
1.61%	Semi-Annual	3 month LIBOR	Quarterly	10/01/29	USD	2,000	(183,002)	—	(183,002)

							$(194,163)	$—	$(194,163)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	USD	3,100	$849,280	$318,348	$530,932

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	BBB-	USD	3,100	$(849,281)	$(348,429)	$(500,852)
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/58	BBB-	USD	2,790	(764,352)	(123,984)	(640,368)

								$(1,613,633)	$(472,413)	$(1,141,220)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month LIBOR	London Interbank Offered Rate	0.56%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$—	$757,843	$(952,006)	$—
OTC Swaps	318,348	(472,413)	530,932	(1,141,220)	—
Options Written	N/A	N/A	26,464	(975,764)	(1,133,426)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$143,426	$—	$143,426
Options purchased
Investments at value — unaffiliated (b)	—	—	—	—	581	—	581
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	757,843	—	757,843
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	849,280	—	—	—	—	849,280

	$—	$849,280	$—	$—	$901,850	$—	$1,751,130

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	341,214	—	341,214
Options written
Options written at value	—	—	—	—	1,133,426	—	1,133,426
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	952,006	—	952,006
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,613,633	—	—	—	—	1,613,633

	$—	$1,613,633	$—	$—	$2,426,646	$—	$4,040,279

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,403,787)	$—	$(2,403,787)
Options purchased (a)	—	—	—	—	(238,273)	—	(238,273)
Options written	—	—	—	—	302,023	—	302,023
Swaps	—	(464,643)	—	—	(3,163,231)	—	(3,627,874)

	$—	$(464,643)	$—	$—	$(5,503,268)	$—	$(5,967,911)

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	—	—	(162,119)	—	(162,119)
Options purchased (b)	—	—	—	—	(32,549)	—	(32,549)
Options written	—	—	—	—	(752,114)	—	(752,114)
Swaps	—	(641,155)	—	—	183,228	—	(457,927)

	$—	$(641,155)	$—	$—	$(763,554)	$—	$(1,404,709)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$26,876,827
Average notional value of contracts — short	65,702,510
Options:
Average value of option contracts written	150,620
Average notional value of swaption contracts purchased	32,514,500
Average notional value of swaption contracts written	38,500,000
Credit default swaps:
Average notional value — buy protection	9,458,250
Average notional value — sell protection	4,106,250
Interest rate swaps:
Average notional value — pays fixed rate	46,372,500
Average notional value — receives fixed rate	25,555,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$7,163	$49,897
Options (a)	581	1,133,426
Swaps — Centrally cleared	—	1,647
Swaps — OTC (b)	849,280	1,613,633

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$857,024	$2,798,603
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,163)	(600,700)

Total derivative assets and liabilities subject to an MNA	$849,861	$2,197,903

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets
Citibank NA	$581	$(581)	$—	$—	$—
JPMorgan Securities LLC	849,280	—	—	(849,280)	—

	$849,861	$(581)	$—	$(849,280)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)
Citibank NA	$571,714	$(581)	$—	$(515,000)	$56,133
Deutsche Bank AG	861,837	—	—	(861,837)	—
Goldman Sachs International	764,352	—	—	(764,352)	—

	$2,197,903	$(581)	$—	$(2,141,189)	$56,133

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$21,527,003	$4,818,596	$26,345,599
Non-Agency Mortgage-Backed Securities	—	59,089,176	1,406,368	60,495,544
U.S. Government Sponsored Agency Securities	—	243,757,645	—	243,757,645
Short-Term Securities:
Money Market Funds	2,770,052	—	—	2,770,052
U.S. Treasury Obligations	—	11,423,544	—	11,423,544
Options Purchased:
Interest rate contracts	—	581	—	581
Liabilities:
Investments:
TBA Sale Commitments	—	(34,459,512)	—	(34,459,512)

	$2,770,052	$301,338,437	$6,224,964	$310,333,453

Derivative Financial Instruments (a)
Assets:
Credit contracts	$—	$530,932	$—	$530,932
Interest rate contracts	143,426	757,843	—	901,269
Liabilities:
Credit contracts	—	(1,141,220)	—	(1,141,220)
Interest rate contracts	(890,370)	(1,536,276)	—	(2,426,646)

	$(746,944)	$(1,388,721)	$—	$(2,135,665)

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock U.S. Mortgage Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $2,671,045 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening balance, as of April 30, 2019	$437,562	$385,410	$327,170	$1,150,142
Transfers into level 3	—	—	—	—
Transfers out of level 3	—	—	(327,170)	(327,170)
Accrued discounts/premiums	676	—	—	676
Net realized gain	5,711	—	—	5,711
Net change in unrealized depreciation (a)(b)	(4,212)	(190,719)	—	(194,931)
Purchases	4,726,536	1,600,000	—	6,326,536
Sales	(347,677)	(388,323)	—	(736,000)

Closing balance, as of April 30, 2020	$4,818,596	$1,406,368	$—	$6,224,964

Net change in unrealized depreciation on investments still held at April 30, 2020 (b)	$(4,212)	$(193,631)	$—	$(197,843)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Statement of Assets and Liabilities

April 30, 2020

BlackRock U.S. Mortgage Portfolio

ASSETS
Investments at value — unaffiliated (cost — $345,929,124)	$344,792,965
Cash	984
Cash pledged:
Collateral — OTC derivatives	2,447,000
Futures contracts	1,466,000
Centrally cleared swaps	118,150
Receivables:
Investments sold	32,875,215
TBA sale commitments	34,392,491
Capital shares sold	365,498
Dividends — unaffiliated	750
Interest — unaffiliated	927,565
From the Manager	10,125
Variation margin on futures contracts	7,163
Swap premiums paid	318,348
Unrealized appreciation on:
OTC swaps	530,932
Prepaid expenses	47,005

Total assets	418,300,191

LIABILITIES
Cash received:
Collateral — OTC derivatives	1,060,000
Collateral — TBA commitments	147,000
Options written at value (premium received $184,126)	1,133,426
TBA sale commitments at value (proceeds $34,392,491)	34,459,512
Reverse repurchase agreements at value	2,671,045
Payables:
Investments purchased	126,252,472
Capital shares redeemed	895,751
Income dividend distributions	172,632
Investment advisory fees	39,510
Trustees’ and Officer’s fees	272
Other affiliates	776
Service and distribution fees	9,448
Variation margin on futures contracts	49,897
Variation margin on centrally cleared swaps	1,647
Other accrued expenses	185,046
Swap premiums received	472,413
Unrealized depreciation on:
OTC swaps	1,141,220

Total liabilities	168,692,067

NET ASSETS	$249,608,124

NET ASSETS CONSIST OF
Paid-in capital	$257,175,422
Accumulated loss	(7,567,298)

NET ASSETS	$249,608,124

NET ASSET VALUE
Institutional — Based on net assets of $221,436,901 and 21,999,459 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$10.07

Investor A — Based on net assets of $21,912,983 and 2,180,889 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$10.05

Investor C — Based on net assets of $6,258,240 and 622,694 shares outstanding, unlimited number of shares authorized, no par value	$10.05

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended April 30, 2020

BlackRock U.S. Mortgage Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$83,238
Interest — unaffiliated	9,088,742
Total investment income	9,171,980

EXPENSES
Investment advisory	1,075,894
Transfer agent — class specific	198,215
Service and distribution — class specific	135,378
Registration	79,200
Accounting services	74,583
Professional	61,776
Printing	34,991
Custodian	24,398
Trustees and Officer	775
Miscellaneous	50,559
Total expenses excluding interest expense	1,735,769
Interest expense	606,566
Total expenses	2,342,335
Less:
Fees waived and/or reimbursed by the Manager	(198,658)
Transfer agent fees waived and/or reimbursed — class specific	(190,835)
Total expenses after fees waived and/or reimbursed	1,952,842
Net investment income	7,219,138

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	9,008,564
Futures contracts	(2,403,787)
Options written	302,023
Swaps	(3,627,874)
3,278,926
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(315,279)
Futures contracts	(162,119)
Options written	(752,114)
Swaps	(457,927)
(1,687,439)
Net realized and unrealized gain	1,591,487
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,810,625

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio
	Year Ended April 30,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,219,138	$7,233,031
Net realized gain (loss)	3,278,926	(3,180,865)
Net change in unrealized appreciation (depreciation)	(1,687,439)	6,183,013
Net increase in net assets resulting from operations	8,810,625	10,235,179

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(7,643,396)	(7,159,590)
Investor A	(782,936)	(1,068,597)
Investor C	(157,801)	(304,581)
Decrease in net assets resulting from distributions to shareholders	(8,584,133)	(8,532,768)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,483,605	2,202,487

NET ASSETS
Total increase in net assets	3,710,097	3,904,898
Beginning of year	245,898,027	241,993,129
End of year	$249,608,124	$245,898,027

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio

	Institutional

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.04	$9.96	$10.31	$10.44	$10.55
Net investment income (a)	0.28	0.32	0.29	0.21	0.24
Net realized and unrealized gain (loss)	0.08	0.14	(0.29)	(0.02)	(0.00	)(b)
Net increase from investment operations	0.36	0.46	0.00	0.19	0.24

Distributions (c)
From net investment income	(0.33)	(0.38)	(0.35)	(0.32)	(0.27)
From net realized gain	—	—	—	—	(0.08)
Total distributions	(0.33)	(0.38)	(0.35)	(0.32)	(0.35)

Net asset value, end of year	$10.07	$10.04	$9.96	$10.31	$10.44

Total Return (d)
Based on net asset value	3.61%	4.73%	0.00%	1.80% (e)	2.27%

Ratios to Average Net Assets
Total expenses	0.81%	1.62%	1.08%	0.59%	0.62%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%	1.44%	0.91%	0.51%	0.55%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.45%	0.45%	0.45%	0.47%	0.51%
Net investment income	2.73%	3.26%	2.82%	2.04%	2.31%

Supplemental Data
Net assets, end of year (000)	$221,437	$211,534	$189,916	$222,745	$206,193
Portfolio turnover rate (f)	1,334%	1,580%	1,521%	1,502%	2,669%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.61%.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	860%	841%	826%	887%	2,104%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio

	Investor A

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.02	$9.94	$10.29	$10.43	$10.53
Net investment income (a)	0.25	0.30	0.26	0.18	0.21
Net realized and unrealized gain (loss)	0.09	0.14	(0.28)	(0.03)	0.01
Net increase (decrease) from investment operations	0.34	0.44	(0.02)	0.15	0.22

Distributions (b)
From net investment income	(0.31)	(0.36)	(0.33)	(0.29)	(0.24)
From net realized gain	—	—	—	—	(0.08)
Total distributions	(0.31)	(0.36)	(0.33)	(0.29)	(0.32)

Net asset value, end of year	$10.05	$10.02	$9.94	$10.29	$10.43

Total Return (c)
Based on net asset value	3.35%	4.47%	(0.25)%	1.43%(d)	2.06%

Ratios to Average Net Assets
Total expenses	1.14%	1.94%	1.37%	0.91%	0.94%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%	1.69%	1.16%	0.79%	0.85%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70%	0.70%	0.70%	0.75%	0.81%
Net investment income	2.50%	3.01%	2.56%	1.75%	2.04%

Supplemental Data
Net assets, end of year (000)	$21,913	$26,577	$37,782	$51,429	$77,652
Portfolio turnover rate (e)	1,334%	1,580%	1,521%	1,502%	2,669%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.23%.
(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	860%	841%	826%	887%	2,104%

See notes to financial statements.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio

	Investor C

	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.02	$9.94	$10.30	$10.43	$10.53
Net investment income (a)	0.18	0.22	0.18	0.10	0.13
Net realized and unrealized gain (loss)	0.08	0.14	(0.29)	(0.02)	0.01
Net increase (decrease) from investment operations	0.26	0.36	(0.11)	0.08	0.14

Distributions (b)
From net investment income	(0.23)	(0.28)	(0.25)	(0.21)	(0.16)
From net realized gain	—	—	—	—	(0.08)
Total distributions	(0.23)	(0.28)	(0.25)	(0.21)	(0.24)

Net asset value, end of year	$10.05	$10.02	$9.94	$10.30	$10.43

Total Return (c)
Based on net asset value	2.58%	3.70%	(1.09)%	0.77%(d)	1.30%

Ratios to Average Net Assets
Total expenses	1.89%	2.69%	2.12%	1.64%	1.66%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.68%	2.44%	1.91%	1.54%	1.60%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.45%	1.45%	1.45%	1.50%	1.56%
Net investment income	1.75%	2.25%	1.80%	1.00%	1.29%

Supplemental Data
Net assets, end of year (000)	$6,258	$7,786	$14,295	$21,455	$21,757
Portfolio turnover rate (e)	1,334%	1,580%	1,521%	1,502%	2,669%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 0.58%.
(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	860%	841%	826%	887%	2,104%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Notes to Financial Statements

1.	ORGANIZATION

Managed Account Series II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
To Investor A Shares after
Investor C Shares	No	Yes	(b)	approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended April 30, 2020. The adjusted cost basis of securities at April 30, 2019 is $305,376,814.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)   recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)  recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)   future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)  quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)   audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)  changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements   (continued)

to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended April 30, 2020, the Fund’s average amount of reverse repurchase agreements and the daily weighted average interest rate was $25,808,915 and 2.09%, respectively.

Reverse repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged	Net Amount
Credit Suisse AG NY Branch	$(2,671,045)	$2,671,045		$—	$—

(a)   Collateral with a value of $2,780,208 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements   (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.40%
$1 Billion - $3 Billion	0.38
$3 Billion - $5 Billion	0.36
$5 Billion - $10 Billion	0.35
Greater than $10 Billion	0.34

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Investor A	$65,360
Investor C	70,018
$135,378

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent - class specific in the Statement of Operations:

Institutional	$149,778
Investor A	38,309
Investor C	10,128
$198,215

Other Fees: For the year ended April 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,117.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

For the year ended April 30, 2020, affiliates received CDSCs as follows:

Investor A	$398
Investor C	188

Expense Limitations, Waivers, and Reimbursements: The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through August 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended April 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.45%
Investor A	0.70
Investor C	1.45

The Manager has agreed not to reduce or discontinue this contractual expense limitation through August 31, 2020, unless approved by the Board, including a majority of Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended April 30, 2020, the Manager waived $198,658, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. These amounts waived and/or reimbursed are included in fees waived and/ or reimbursed by the Manager, and transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the year ended April 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$ 142,956
Investor A	37,793
Investor C	10,086
$ 190,835

For the year ended April 30, 2020, the Fund reimbursed the Manager $3,245 for certain accounting services, which is included in accounting services in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, including paydowns, mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$4,698,146,029	$4,703,582,555
U.S. Government Securities	5,414,324	5,631,013

For the year ended April 30, 2020, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs
Purchases	$1,673,673,030
Sales	1,673,294,458

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements   (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	04/30/20	04/30/19
Ordinary income	$8,584,133	$8,532,768

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$180,999
Non-expiring capital loss carryforwards (a)	(5,088,966)
Net unrealized losses (b)	(2,659,331)

$(7,567,298)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and options contracts, amortization methods for premiums and discounts on fixed income securities and the accounting for swap agreements.

During the year ended April 30, 2020, the Fund utilized $1,360,768 of its respective capital loss carryforward.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$346,059,617

Gross unrealized appreciation	$9,903,634
Gross unrealized depreciation	(12,562,965)

Net unrealized depreciation	$(2,659,331)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Valuation Risk: The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements   (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	04/30/20		04/30/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,251,329	$114,733,546	9,726,730	$96,695,283
Shares issued in reinvestment of distributions	584,287	5,957,480	531,691	5,286,788
Shares redeemed	(10,909,934)	(110,959,706)	(8,261,935)	(81,872,764)
Net increase	925,682	$9,731,320	1,996,486	$20,109,307
Investor A
Shares sold and automatic conversion of shares	480,985	$4,898,896	1,458,427	$14,494,201
Shares issued in reinvestment of distributions	76,128	774,643	99,569	988,065
Shares redeemed	(1,028,474)	(10,362,770)	(2,707,597)	(26,859,830)
Net decrease	(471,361)	$(4,689,231)	(1,149,601)	$(11,377,564)
Investor C
Shares sold	81,769	$834,019	83,674	$828,972
Shares issued in reinvestment of distributions	15,367	156,349	29,946	297,176
Shares redeemed and automatic conversion of shares	(251,237)	(2,548,852)	(774,999)	(7,655,404)
Net decrease	(154,101)	$(1,558,484)	(661,379)	$(6,529,256)
Total Net Increase	300,220	$3,483,605	185,506	$2,202,487

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock U.S. Mortgage Portfolio and the Board of Trustees of Managed Account Series II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock U.S. Mortgage Portfolio of Managed Account Series II (the “Fund”), including the schedule of investments, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information (unaudited)

For the fiscal year ended April 30, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends
BlackRock U.S. Mortgage Portfolio	$ 8,905,611

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	37

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Managed Account Series II, on behalf of BlackRock U.S. Mortgage Portfolio, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	88 RICs consisting of 112 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement, or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “ interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws and statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustee on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first become members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Assets Complex.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	41

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	43

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

CMBX	Commercial Mortgage-Backed Securities Index
CSMC	Credit Suisse Mortgage Capital
CWABS	Countrywide Asset-Backed Certificates
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
TBA	To-be-announced

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MAS-04/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of trustees has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock U.S. Mortgage Portfolio	$31,824	$31,824	$38	$0	$15,000	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock U.S. Mortgage Portfolio	$15,038	$15,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series II

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series II

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series II

Date: July 2, 2020